AMENDED AND RESTATED NOTE


$25,800,000.00     September  30,  2003
     Seattle,  Washington

          FOR VALUE RECEIVED, EMERITUS CORPORATION, a corporation organized under the laws of the State of Washington ("Borrower"), shall pay to the order of HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("Lender"), the principal sum of Twenty-five Million Eight Hundred Thousand Dollars ($25,800,000.00), or so much thereof as shall have been advanced to Borrower, with interest on so much thereof as shall from time to time be outstanding at the rate of interest set forth below, until fully paid. This Note is given pursuant to the Amended and Restated Loan Agreement of even date among Borrower and Lender, as amended from time to time (the "Loan Agreement") and is subject to the provisions thereof. Pursuant to the Loan Agreement, Lender has, on the date hereof, made an additional advance of $11,500,000.00. The definitions in the Loan Agreement shall be applicable to any capitalized terms herein that are not otherwise defined.
          This Note is made by Borrower in full substitution of a certain Note made by Borrower in favor of Lender dated April 1, 2002 in the principal amount of $6,800,000.00 ("$6,800,000 Note"), a certain note made by Borrower in favor of Lender dated August 28, 2003 in the principal amount of $4,400,000.00 ("$4,400,000 Note"), and a certain note made by Borrower in favor of Lender dated August 28, 2003 in the principal amount of $3,100,000.00 ("$3,100,000.00
Note") (hereinafter the $6,800,000 Note, the $4,400,000 Note and the $3,100,000 Note shall hereinafter be collectively referred to as "Original Note"). This Note constitutes a modification and renewal of the existing indebtedness evidenced by the Original Note, does not cancel such existing indebtedness and includes the additional advance of $11,500,000.00. Substitution of this Note for the Original Note shall not effect the priority of the lien of the Mortgage (hereinafter defined).
1.     Definitions.
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               "Business Day" means any day which is not a Saturday or Sunday or a public holiday under the laws of the United States of America or the State of Ohio.
               "Closing  Date"  means  the  date  of  this  Note.
               "Collateral Document" means the Mortgage and any document providing security for or guarantee of repayment of this Note.
               "Commencement Date" means [i] the Closing Date if the Closing Date occurs on the first day of a month or [ii] the first day of the month after the Closing Date if the Closing Date occurs on any day other than the first day of the month.
               "Default Rate" means the greater of [i] 2.50% plus the then applicable interest rate or [ii] 18.50%.
               "Event of Default" has the meaning set forth in 8. "Lease" has the meaning set forth in the Loan Agreement. "Maturity Date" means June 30, 2007.
               "Mortgage" means the Amended and Restated Leasehold Mortgage/Deed of Trust, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing granted by Borrower of even date herewith.
               "State"  means  the  State  of  Ohio.
2.     Interest  Rate.
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(a)     Initial Rate.  Interest shall accrue on the principal amount outstanding
        ------------
     hereunder from time to time from and after the Closing Date until the day before the first anniversary of the Closing Date at the rate of 12.13% per annum. Commencing on the first anniversary of the Closing Date until the day before the second anniversary of the Closing Date interest shall accrue on the principal amount outstanding hereunder from time to time at the rate of 12.63%. Commencing on the second anniversary of the Closing Date and continuing until the Maturity Date interest shall accrue on the principal amount outstanding hereunder from time to time at the rate of 13%.
(b)     Default  Rate.  After  the  occurrence  and during the continuance of an
        -------------
Event of Default, Borrower shall pay interest on this Note, and on any judgment on this Note, at the Default Rate.
(c)     Computation Method.  All interest rates shall be calculated based on the
        ------------------
     actual  number  of  days  elapsed  over  a  360-day  year (365/360 method).
3.     Payments.
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(a)     On  the  Closing  Date, Borrower shall make a payment of interest on the outstanding  principal  balance  of  the  Loan  for the period commencing on the
Closing  Date  and  ending  on  the  day  before  the  Commencement  Date;
(b) Commencing on the first day of the first month after the Commencement Date and on the first day of each month for 11 months thereafter, Borrower shall make monthly payments of interest only sufficient to pay all interest accrued pursuant to 2 hereof;
(c) Commencing on the first day of the thirteenth month after the Commencement Date and on the first day of each month thereafter until the first day of the month before the Maturity Date, Borrower shall make monthly payments of principal and interest based upon a ten year amortization schedule;
(d) On the Maturity Date, Borrower shall make a balloon payment equal to the outstanding balance of this Note including the outstanding principal balance, all accrued and unpaid interest and all charges, expenses and other amounts payable by Borrower to Lender.
4.     Method  and  Place  of Payment.  Borrower shall make all payments on this
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Note  at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio  43603-1475, or at
such other place as the holder hereof may designate. Borrower shall make all payments in lawful money of the United States of America by wire transfer of immediately available funds.
5.     Prepayment.  Borrower  shall have the privilege of prepaying this Note in
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whole  or  in  part  at  any  time  without  penalty.
6.     Late  Charge.  Borrower  acknowledges that any default in any payment due
       ------------
under this Note will result in loss and additional expense to Lender in handling such delinquent payments and meeting Lender's other financial obligations. Because such loss and additional expense is extremely difficult and impractical to ascertain, Borrower agrees that if any payment hereunder (other than the final payment on maturity) is not paid within 10 days after the due date, Borrower shall pay, as a reasonable estimate of such loss and expense, a late charge equal to the lesser of [i] 5% of the amount of the overdue payment, or [ii] the maximum amount permitted by applicable law.
7.     Application  of  Payments.  Unless  Lender  elects otherwise, in its sole
       -------------------------
discretion, all payments and other amounts received by Lender shall be credited as follows: [i] first to any charges, costs, expenses and fees payable by
Borrower under this Note, the Loan Agreement or the Security Agreement, or incurred by Lender for the protection of any collateral securing the payment of this Note, if not paid by Borrower by the due date; [ii] second to interest on the foregoing amounts at the Default Rate from the due date or date of payment by Lender, as the case may be; [iii] third to accrued but unpaid interest on this Note; [iv] fourth, to the principal amount outstanding; and [v] the balance, if any, to Borrower.
8.     Default.  The  occurrence of an Event of Default under the Loan Agreement
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or  Mortgage  shall  be  an  Event  of  Default  hereunder.
9.     Acceleration.  Upon  the  occurrence of any Event of Default, in addition
       ------------
to all other remedies under the Loan Agreement, Mortgage, any other security for or guarantee of this Note, and at law or in equity, at the option of Lender [i] the outstanding principal balance of this Note and all accrued and unpaid interest thereon and all other amounts payable by Borrower to Lender shall be immediately due and payable, and [ii] all such amounts shall bear interest at the Default Rate from the date of the Event of Default until paid. Lender may exercise either or both options without notice or demand of any kind.
10.     Governing  Law.  This  Note  shall  be  governed  by  and  construed  in
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accordance  with  the  internal  laws of the State, without giving effect to the conflict  of  laws  rules  thereof.
11.     Time  is  of the Essence.  Time is of the essence in the payment of this
        ------------------------
Note. All grace periods in the Loan Agreement and any Collateral Document that apply to a default shall run concurrently.
12.     Holidays.  If any installment of this Note becomes due on a day which is
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     not a Business Day, Borrower may pay the installment on the next succeeding day  on  which  banking  institutions  are  open.
13.     Waivers.  None  of the following shall be a course of dealing, estoppel,
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waiver  or  the  like on which any party to this Note or any Collateral Document may rely:  [i] Lender's acceptance of one or more late or partial payments; [ii]
     Lender's forbearance from exercising any right or remedy under this Note or any Collateral Document; or [iii] Lender's forbearance from exercising any right or remedy under this Note or any Collateral Document on any one or more occasions. Lender's exercise of any rights or remedies or a part of a right or remedy on one or more occasions shall not preclude Lender from exercising the right or remedy at any other time. Lender's rights and remedies under this Note, the Collateral Documents, and the law and equity are cumulative to, but independent of, each other.
14.     Representations.  Each  party to this Note and each Collateral Document:
        ---------------
     [i] acknowledges that Lender would not have extended the credit evidenced by this Note and will not continue to extend the credit but for the obligations of each; [ii] warrants that each has executed this Note or Collateral Documents to induce Lender to extend and to continue to extend the credit; [iii] warrants that each has received good and valuable consideration for executing this Note or any Collateral Document; and [iv] warrants that none have executed this Note or any Collateral Document in reliance upon the existence of the security for or guaranty or promise of the payment of this Note.
15.     Indulgences.  Without  notice,  Lender  may  do  or  refrain  from doing
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anything affecting this Note or any Collateral Document, as many times as Lender desires, including the following: [i] granting or not granting any indulgences to anyone liable for payment of this Note or to anyone liable under any Collateral Document; [ii] releasing any security or anyone or any property from liability on this Note or any Collateral Document; [iii] amending this Note or any Collateral Document, including extending the time for payment of this Note, in accordance the terms of such Collateral Documents.
16.     No Release of Liability.  No obligations of any party to this Note shall
        -----------------------
     be affected by [i] any default in this Note or any Collateral Document when accepted by Lender or arising any time thereafter; [ii] the unenforceability of or defect in this Note or in any Collateral Document or any interest conveyed by any Collateral Document; [iii] any decline in the value of any interest in any property conveyed by any Collateral Document; or, [iv] the death, incompetence, insolvency, dissolution, liquidation or winding up of affairs of any party to this Note or any Collateral Document or the start of insolvency proceedings by or against any such party. EACH PARTY TO THIS NOTE WAIVES ALL SURETYSHIP AND OTHER SIMILAR DEFENSES. No party to this Note or any Collateral Document may enforce any right of subrogation or contribution unless and until this Note is paid in full and waives all rights of subrogation against any party that is subject to insolvency proceedings unless and until this Note is paid in full.
17.     Notices.  All  notices,  demands,  requests  and  consents  (hereinafter
        -------
"notices") given pursuant to this Note shall be in writing, and shall be served by [i] personal delivery, [ii] United States Mail, postage prepaid; or [iii] nationally recognized overnight courier to the following addresses:
To  Borrower:     Emeritus  Corporation
     3131  Elliott  Avenue,  Suite  500
     Seattle,  Washington  98121

To  Lender:     Health  Care  REIT,  Inc.
     One  SeaGate,  Suite  1500
     P.O.  Box  1475
     Toledo,  Ohio  43603

All notices shall be deemed to be given upon the earlier of actual receipt or three days after deposit in the United States mail or one business day after deposit with the overnight courier. Lender and Borrower may change their notice address at any time by giving the other party written notice of such change.
18.     Representation  and  Warranty  Regarding  Business  Purpose.  Borrower
        -----------------------------------------------------------
represents and warrants that the loan evidenced by this Note is for business purposes only and not for personal, family, household, or agricultural purposes.
19.     Security.  This Note is secured by the Mortgage and all other collateral
        --------
     for  the  Loan.
20.     Protest.  Except  as otherwise expressly provided in the Loan Agreement,
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each party to this Note jointly and severally waives protest, notice of protest, demand, dishonor or default, presentment for payment, notice of intent to declare this Note immediately due and payable, notice of declaration that this
Note is immediately due and payable in full, all other notices, and all demands.
21.     Savings  Clause.  The intention of Lender and Borrower is to comply with
        ---------------
the laws of the State concerning the rate of interest on this Note. Notwithstanding any other provision in this Note or in any other document given in connection with this Note, Borrower shall not be required to pay interest in excess of the maximum lawful rate under applicable law. If a court of competent jurisdiction should determine that applicable law concerning the maximum lawful rate of interest on this Note is not that of the State, it is the intention of the parties to comply with the law of the state whose law is, in fact, applicable concerning the maximum lawful rate of interest on this Note. To the extent the amount of interest provided in this Note ever exceeds the maximum lawful rate (the "Excess Interest"), [i] the provisions of this paragraph shall govern and control; [ii] Borrower shall not be obligated to pay any Excess Interest; [iii] any Excess Interest that Lender may have received shall be credited against the then outstanding balance due under this Note and, if the Excess Interest exceeds the outstanding balance, the excess amount shall be refunded to Borrower; [iv] the rate of interest under this Note or the Default Rate, as applicable, shall be automatically reduced to the maximum lawful rate and this Note and any other documents given in connection therewith shall be deemed reformed and modified to reflect such reduction; and [v] subject to the foregoing provisions of this paragraph, Borrower shall have no action or remedy against Lender for any damages whatsoever or any defense to enforcement of the note or any other documents given in connection therewith arising out of the payment or collection of any Excess Interest. In determining whether interest paid or payable on this Note exceeds the maximum lawful rate, Borrower agrees to exclude voluntary prepayment fees from the calculation of interest and to spread the total amount of interest throughout the entire contemplated term of this Note.
22.     Attorney's  Fees  and  Expenses.  Borrower  shall  pay  to  Lender  all
        -------------------------------
reasonable costs and expenses incurred by Lender in administering the Loan and the security for the Loan, enforcing or preserving Lender's rights under this Note, the Loan Agreement or any Collateral Document, and in all matters of collection, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including but not limited to, [i] attorney's and paralegal's fees and disbursements; [ii] the fees and expenses of any litigation, administrative, bankruptcy, insolvency, receivership and any other similar proceeding; [iii] court costs; [iv] the expenses of Lender, its employees, agents, attorneys and witnesses in preparing for litigation, administrative, bankruptcy, insolvency and other proceedings and for lodging, travel, and attendance at meetings, hearings, depositions, and trials; and [v] consulting and witness fees incurred by Lender in connection with any litigation or other proceeding.
23.     Severability.  If any clause, provision, section or article of this Note
        ------------
     is ruled invalid by any court of competent jurisdiction, the invalidity of such clause, provision, section, or article shall not affect any of the remaining provisions hereof.
24.     Assignment.  Borrower  shall  not  assign  its  rights  nor delegate its
        ----------
obligations  under  this  Note.
25.     Amendment.  This  Note  may  not  be amended except in writing signed by
        ---------
Borrower and Lender. All references to this Note, whether in this Note or in any other document or instrument, shall be deemed to incorporate all amendments, modifications, and renewals of this Note and all substitutions made therefor after the date hereof.
26.     CONSENT  TO  JURISDICTION.  BORROWER  HEREBY  IRREVOCABLY  SUBMITS  AND
        -------------------------
CONSENTS TO THE NON-EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO FOR ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO [I] THE COMMITMENT LETTER FOR THE LOAN EVIDENCED BY THIS NOTE; [II] THIS NOTE; OR [III] ANY LOAN DOCUMENT EXECUTED IN CONNECTION WITH THIS NOTE. BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT
     OR  IN  ANY  OTHER  MANNER  PROVIDED  BY  LAW.
          BORROWER AND ANY GUARANTOR AGREE NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST LENDER OR ANY DIRECTOR, OFFICER, EMPLOYEE, AGENT OR PROPERTY OF LENDER, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THE COMMITMENT LETTER OR ANY LOAN DOCUMENT IN ANY COURT OTHER THAN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO UNLESS SUCH COURTS LACK SUBJECT MATTER OR IN PERSONAM JURISDICTION IN WHICH CASE SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN ANY COURT WHICH HAS SUCH JURISDICTION.
          BORROWER HEREBY CONSENTS TO SERVICE OF PROCESS BY LENDER IN ANY MANNER AND IN ANY JURISDICTION PERMITTED BY LAW. NOTHING HEREIN SHALL AFFECT OR IMPAIR LENDER'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW, OR
LENDER'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR THE PROPERTY OF BORROWER OR ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.
27.     WAIVER  OF  JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY LAW, LENDER,
        ----------------------
BY ITS ACCEPTANCE OF THIS NOTE, AND BORROWER AND ANY GUARANTOR HEREBY KNOWINGLY AND VOLUNTARILY WAIVE THE RIGHT TO A JURY TRIAL IN ANY ACTION, PROCEEDING OR COUNTERCLAIMS ARISING OUT OF OR RELATING TO THIS NOTE.
28.     ORAL  AGREEMENTS.  ORAL  AGREEMENTS  OR  ORAL COMMITMENTS TO LOAN MONEY,
        ----------------
EXTEND  CREDIT  OR  TO  FOREBEAR  FROM  ENFORCING  REPAYMENT  OF  A DEBT ARE NOT
ENFORCEABLE  UNDER  THE  LAWS  OF  THE  STATE  OF  WASHINGTON.
            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned has executed this Note effective as of the date first set forth above.


     EMERITUS  CORPORATION
     By: /s/ William  M.  Short
     Name:  William  M.  Short
     Title:  Director  of  Real  Estate  Finance

                              ACCEPTANCE BY LENDER


          The foregoing Amended and Restated Note is hereby accepted by Lender in full substitution for the Original Note (as defined herein). The Original Note (but not the indebtedness evidenced by the Original Note) is hereby cancelled.
          Executed  as  of  _______________,  2003.
     HEALTH  CARE  REIT,  INC.
     By:
     Title: